Summary of Classes of Share Capital - Preferred Shares and Other Equity Instruments (Parenthetical) (Details) - Preference shares [member] - Issued capital [member] - Preferred shares class A series 20 [member]
$ / shares in Units, $ in Millions
Oct. 31, 2023 CAD ($) $ / shares shares
Disclosure of classes of share capital [line items]
Redemption price per share | $ / shares	$ 25
Stock redeemed during the period shares | shares	16,000,000
Stock redeemed during the period value | $	$ 400